UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

BROWN & BROWN, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 386 252-9601

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2022, Brown & Brown, Inc. (the “Company”) completed the issuance and sale of $600,000,000 aggregate principal amount of the Company’s 4.200% Senior Notes due 2032 (the “2032 Notes”) and $600,000,000 aggregate principal amount of the Company’s 4.950% Senior Notes due 2052 (the “2052 Notes,” and together with the 2032 Notes, the “Notes”). The net proceeds to the Company from the sale of the Notes, after deducting underwriting discounts and estimated offering expenses, were approximately $1,178.2 million.

The Notes were offered and sold under the Company’s Automatic Shelf Registration Statement on Form S-3 (Registration No. 333-248587) filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2020 (the “Registration Statement”). In connection with the issuance and sale of the Notes, the Company entered into an Underwriting Agreement, dated as of March 14, 2022, with J.P. Morgan Securities LLC, BofA Securities, Inc., BMO Capital Markets Corp. and Truist Securities, Inc., as representatives of the several underwriters named therein, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2022.

The Notes were issued pursuant to that certain Indenture, dated as of September 18, 2014, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated March 17, 2022 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Information concerning the Notes and related matters is set forth in the Registration Statement, including the Company’s Prospectus and Prospectus Supplement, which Prospectus Supplement was filed with the SEC on March 15, 2022.

The 2032 Notes bear interest at the rate of 4.200% per year and will mature on March 17, 2032. Interest on the 2032 Notes will be payable semi-annually in arrears on March 17 and September 17 of each year, commencing on September 17, 2022. The 2052 Notes bear interest at the rate of 4.950% per year and will mature on March 17, 2052. Interest on the 2052 Notes will be payable semi-annually in arrears on March 17 and September 17 of each year, commencing on September 17, 2022. The Notes are senior unsecured obligations of the Company and will rank equal in right of payment to all of the Company’s existing and future senior unsecured indebtedness. The Company may redeem the Notes in whole or in part at any time and from time to time, at the “make whole” redemption prices specified in the Prospectus Supplement for the Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date. If we do not consummate the acquisition of GRP (Jersey) Holdco Limited and its businesses (the “GRP Acquisition”) on or prior to December 31, 2022 or, if prior to such date, we notify the trustee in writing that the majority share purchase agreement relating to the GRP Acquisition (“GRP Acquisition Agreement”) is terminated, then, in either case, we must redeem all of the 2032 Notes at a redemption price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest to, but not including, the special mandatory redemption date. The 2052 Notes are not subject to the special mandatory redemption provision and will remain outstanding even if the GRP Acquisition is not consummated on or prior to December 31, 2022. The form of note for the 2032 Notes and the 2052 Notes is filed as Exhibit 4.3 and 4.4, respectively, to this Current Report on Form 8-K and is incorporated by reference herein. The Company intends to use the net proceeds from the offering of the Notes, together with borrowings under its revolving credit facility, cash on hand and other borrowings, to fund the cash consideration and other amounts payable under the GRP Acquisition Agreement and to pay fees and expenses associated with the foregoing. If the GRP Acquisition is not consummated on or prior to December 31, 2022, the Company expects to use the net proceeds from the sale of the 2052 Notes for general corporate purposes.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur certain secured debt and consolidate, merge, or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture. The Indenture also contains a covenant regarding the repurchase by the Company of the Notes upon a “change of control triggering event.”

The foregoing description of the Indenture and the Notes is qualified in its entirety by their respective terms. The Base Indenture, the Supplemental Indenture and the forms of Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the issuance of the Notes, Holland & Knight LLP, counsel to the Company, delivered an opinion to the Company, dated March 17, 2022, regarding the legality of the Notes upon issuance and sale thereof. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
4.1

Indenture, dated as of September 18, 2014, between Brown & Brown, Inc. and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association) (incorporated by reference to Exhibit 4.1 to Form 8-K filed on September 18, 2014).

4.2	Fourth Supplemental Indenture, dated as of March 17, 2022, between Brown & Brown, Inc. and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association).
4.3	Form of Brown & Brown, Inc.’s 4.200% Notes due 2032.
4.4	Form of Brown & Brown, Inc.’s 4.950% Notes due 2052.
5.1	Opinion of Holland & Knight LLP.
23.1	Consent of Holland & Knight LLP (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.

Date:	March 17, 2022	By:	/s/ R. Andrew Watts
R. Andrew Watts Executive Vice President, Chief Financial Officer and Treasurer